EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 0F THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Westwood One, Inc. (the "Company") on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Shane Coppola, Chief Executive Officer of the Company, certify that to my knowledge:

     1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/ SHANE COPPOLA
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Shane Coppola
March 15,  2005

This statement is being furnished to the Securities and Exchange Commission as an exhibit to this Annual Report on Form 10-K.